UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2025

ENTRADA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40969	81-3983399
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Design Center Place Suite 17-500
Boston, MA	02210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 520-9158

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	TRDA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On April 29, 2025, the board of directors of Entrada Therapeutics, Inc. (the “Company”) approved a strategic plan designed to increase the focus of the Company’s resources on its expanding portfolio of clinical candidates in Duchenne muscular dystrophy (“DMD”) and key preclinical programs. Effective May 2, 2025, the new strategic plan will include enhanced hiring efforts to support planned global clinical trial execution in DMD, as well as focused workforce reductions in select research areas, which are expected to reduce the Company’s workforce by approximately 20%. The Company is prioritizing the acceleration of its DMD clinical candidates (ENTR-601-44, -45, -50, and -51), ocular programs and maturing platform investments. In connection with the new strategic plan, the Company expects to incur aggregate charges of approximately $2 million in total expenses related to the reduction in force, consisting primarily of one-time severance payments and continued healthcare benefits for a specific period of time. The costs are expected to be primarily incurred in the second quarter of 2025. The Company may also incur other charges or cash expenditures not currently contemplated or that cannot be currently estimated due to events that may occur as a result of, or be associated with, the new strategic plan and related workforce reduction. The workforce reduction is expected to be substantially completed by the end of the second quarter of 2025.

The Company expects that the new strategic plan and the anticipated cost savings from the reduction in force will enable it to balance its research, development and commercial readiness needs, while maintaining its current cash runway into the second quarter of 2027.

Forward-Looking Statements

This Current Report on Form 8-K contains express and implied forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s strategy, future operations, prospects and plans, objectives of management, the Company’s strategic plans for its business and therapeutic candidates, including the continued development and advancement of the Company’s DMD programs, ENTR-601-44, -45, -50, and -51, and its ocular programs, the anticipated benefits and estimates regarding the new strategic plan and the planned reduction in force, including the timing thereof, the expected cost savings from the new strategic plan and the planned reduction in force, and the Company’s expectations regarding the sufficiency of its cash resources into the second half of 2027, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the identification and development of product candidates, including the conduct of research activities and the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical and clinical studies; the timing of and the Company’s ability to submit and obtain regulatory clearance for Investigational New Drug applications and initiate clinical trials; whether results from preclinical studies and clinical trials will be predictive of the results of later preclinical studies and clinical trials; the risk that the costs and charges associated with the Company’s new strategic plan may be greater than anticipated or incurred in different periods than anticipated; the risk that the Company’s efforts in connection with the new strategic plan may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s efforts in connection with the new strategic plan may negatively impact the Company’s business operations and reputation; the risk that the Company’s efforts in connection with the new strategic plan may not generate their intended benefits to the extent or as quickly as anticipated; whether the Company’s cash resources will be sufficient to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year and quarter ended December 31, 2024 and in subsequent filings the Company may make with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entrada Therapeutics, Inc.

Date: April 29, 2025	/s/ Dipal Doshi
Dipal Doshi
Chief Executive Officer